SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe Securities Exchange Act of 1934

October 31, 2006
Date of Report (Date of earliest event reported)

ASIA PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 5th Avenue, Suite 4100
Seattle, Washington 98104
(Address of principal executive offices, including zip code)

(206) 447-1379
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As used in this report, "we", "us", "our", and the "Company" refer to Asia Payment Systems, Inc., a Nevada corporation.

On September 28, 2006, the Company, Cardtrend Systems Sdn. Bhd., a company incorporated in Malaysia ("Cardtrend"), Low Kok Keng, the principal shareholder of Cardtrend ("KK Low"), and three other shareholders of Cardtrend, namely, Ng Chee Keong, Chai Hoong Yoon and Chong Shian Chang, entered into a Share Exchange Agreement (the "Agreement") to exchange 100% of their capital stock of Cardtrend Systems Sdn. Bhd for the issuance by the Company of 2,500,000 Series B Voting Convertible Preferred Shares (the "Preferred Stock") to KK Low, Ng Chee Keong, Chai Hoong Yoon, Chong Shian Chang and various other interested parties based on the following schedule:

1.5 million Preferred Shares upon closing of the Share Exchange Agreement;

0.5 million Preferred Shares upon Cardtrend achieving US$150K of sales revenue after the closing of the Share Exchange Agreement;

0.5 million Preferred Shares upon Cardtrend achieving another US$150K of sales revenue after the first $US150K.

The Preferred Stock will be automatically convertible into shares of our common stock on a basis of ten (10) common stock for each Preferred Stock upon shareholders' approval of an increase in our authorized number of shares of common stock.

On October 31, 2006, the foregoing transaction was completed.

1.5 million Preferred shares have been delivered to KK Low. 0.5 million Preferred shares have been issued and are being held by the Company and will be delivered to KK Low upon Cardtrend achieving US$150,000 of sales revenue. An additional 0.5 million preferred shares have been issued and are being held by the Company and will be delivered to KK Low upon Cardtrend achieving and additional US$150,000 of sales revenue.

The shareholders of Cardtrend have delivered all of the issued and outstanding capital shares of Cardtrend to the Company. As a result of the foregoing, Cardtrend is now a wholly owned subsidiary corporation of the Company.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On September 28, 2006, the Company, Cardtrend Systems Sdn. Bhd., a company incorporated in Malaysia ("Cardtrend"), Low Kok Keng, the principal shareholder of Cardtrend ("KK Low"), and three other shareholders of Cardtrend, namely, Ng Chee Keong, Chai Hoong Yoon and Chong Shian Chang, entered into a Share Exchange Agreement (the "Agreement") to exchange 100% of their capital stock of Cardtrend Systems Sdn. Bhd for the issuance by the Company of 2,500,000 Series B Voting Convertible Preferred Shares (the "Preferred Stock") to KK Low, Ng Chee Keong, Chai Hoong Yoon, Chong Shian Chang and various other interested parties based on the following schedule:

1.5 million Preferred Shares upon closing of the Share Exchange Agreement;

0.5 million Preferred Shares upon Cardtrend achieving US$150K of sales revenue after the closing of the Share Exchange Agreement;

0.5 million Preferred Shares upon Cardtrend achieving another US$150K of sales revenue after the first $US150K.

The Preferred Stock will be automatically convertible into shares of our common stock on a basis of ten (10) common stock for each Preferred Stock upon shareholders' approval of an increase in our authorized number of shares of common stock.

On October 31, 2006, the foregoing transaction was completed.

1.5 million Preferred shares have been delivered to KK Low. 0.5 million Preferred shares have been issued and are being held by the Company and will be delivered to KK Low upon Cardtrend achieving US$150,000 of sales revenue. An additional 0.5 million Preferred shares have been issued and are being held by the Company and will be delivered to KK Low upon Cardtrend achieving and additional US$150,000 of sales revenue.

The shareholders of Cardtrend have delivered all of the issued and outstanding capital shares of Cardtrend to the Company. As a result of the foregoing, Cardtrend is now a wholly owned subsidiary corporation of the Company

ITEM 9.01     FINANCIAL STATEMENTS

Asia Payment Systems Inc. Proforma Condensed Consolidated Financial Statements September 30, 2006

Cardtrend Systems Sdn. Bhd. Condensed Financial Statements October 31, 2006

Cardtrend Systems Sdn. Bhd. Condensed Financial Statements December 31, 2005

Cardtrend Systems Sdn. Bhd. Audited Financial Statements December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC.
(Registrant)

Date: January 18, 2007	By:	CHARLIE RODRIGUEZ
Charlie Rodriguez, Secretary and Director

Asia Payment Systems, Inc.
(A Development Stage Company)
ProForma Condensed Consolidated Balance Sheet
As at September 30, 2006

	Asia Payment				Pro Forma
	Systems Inc.	Cardtrend Adjustments			Consolidated
			Note 5
Assets	$	$	$		$
Current:
Cash	398,535	158,464			556,999
Accounts receivable	4,384	497,250			501,634
Other receivable and deposit	11,210				11,210
Prepaid expenses	2,664	15,965			18,629
Total Current Assets	416,793	671,679			1,088,472

Equipment, net	10,287	18,177			28,464
Deferred compensation					0
Goodwill			2,873,863	A	2,873,863
Deposits	5,608				5,608
Total Assets	432,688	689,856			3,996,407

Liabilities
Current:
Accounts payable and accrued liabilities	413,356	123,763			537,119
Other payable	57,666				57,666
Unearned income					0
Due to related parties	456,120	189,956			646,076
Loan payable	540,000				540,000
Total Current Liabilities	1,467,142	313,719			1,780,861
Non-current:
Convertible loan payable, net of unamortized discount of

$150,733 (2005 – 126,863)	95,549				95,549
Total Liabilities	1,562,691	313,719			1,876,410

Stockholders’ Deficiency
Capital stock:
Preferred stock			2,500	B	2,500
Common stock	37,001	194,444	(194,444)	C	37,001
Additional paid-in capital	9,645,663		3,247,500	D	12,893,163
Deferred stock based compensation	(1,159,435)				(1,159,435)
Deficit accumulated during the development stage	(9,651,215)	181,693	(181,693)	E	(9,651,215)
Accumulated other comprehensive income/(loss)	(2,017)				(2,017)
Total Stockholders’ Deficiency	(1,130,003)	376,137			2,117,497
Total Liabilities and Stockholders’ Deficiency	432,688	689,856			3,993,907

See Accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements

Asis Payment Systems Inc.
(A development Stage Company)
Pro Forma Condensed and Consolidated Statement of Operations for the
nine months ended September 30, 2006

	Asia Payment Cardtrend		Asia Payment	Cardtrend
	Systems Inc.	9 months	Consolidated	10 months
		$3.6	$	RM
Revenue	60,429	404,374	464,803	1,617,496

Cost of goods and services	22,142	47,877	70,019	191,509

Gross profit	38,287	356,497	394,784	1,425,987

Operating expenses

General and administrative	2,941,270	207,525	3,148,795	830,098
Travel	44,909		44,909
Amortization and depreciation	5,149		5,149

Total operating expenses	2,991,328	207,525	3,198,853	830,098

Interest expense, net	(176,036)		(176,036)

Net income (loss)	(3,129,077)	148,972	(2,980,105)	595,889

Foreign currency translation loss	(3,063)		(3,063)

Comprehensive loss	(3,132,140)	148,972	(2,983,168)	595,889

Weighted average number
of shares outstanding – basic and diluted	36,188,397		35,640,932
Net loss per share
– basic and diluted	$(0.09)		$(0.08)

See Accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements

Asia Payment Systems Inc. and Subsidiaries
(A Development Stage Company)
Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss
for the year ended December 31, 2005
	Asia Payment		Asia Payment
	Systems Inc.	Cardtrend	Consolidated	Cardtrend
		$3.6	$	RM
Revenue	43,949	$935,496	979,445	3,367,785
Cost of goods and services	13,527	$156,806	170,333	564,500

Gross profit	30,422	778,690	809,112	2,803,285
Operating expenses
General and administrative	410,148	$264,387	674,535	951,794
Stock based compensation (other G&A)	1,982,439		1,982,439
Management fees	458,901		458,901
Professional fees	479,692		479,692
Business development	60,000		60,000
Investment impairment	497,326		497,326
Research and development	51,077		51,077
Travel	126,404		126,404
Amortization and depreciation	7,385		7,385
Total operating expenses	4,073,372	264,387	4,337,759	951,794

Other income (expenses)
Interest expense	(9,985)		(9,985)
Provision for income taxes		$940	940	3,383

Net income (loss)	(4,052,935)	515,243	(3,537,692)	1,854,874
Foreign currency gain	1,046		1,046

Comprehensive income (loss)	(4,051,889)	515,243	(3,536,646)	1,854,874

Weighted average number of shares outstanding —
basic and diluted	33,285,829		33,285,829

Net loss per share — basic and diluted	(0.12)		(0.11)

See Accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements

Asia Payment Systems, Inc.
(A Development Stage Company)
Notes to the Pro Forma Condensed Consolidated Financial Statements
(unaudited)

Note 1	The unaudited Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed
	Consolidated Statements of Operations have been prepared for informational purposes only and
	do not purport to be indicative of the financial position or the results of operations that actually would
	have occurred if the acquisition had been consumated at the beginning of the periods presented, nor
	of results to be expected in the future. Furthermore, the unaudited Pro Forma Condenses Consolidated
	Balance Sheet and Pro Forma Condensed Consolidated Statements of Operations do not reflect changes
	that may have occurred as the result of post-acquisition activities and other matters.

Note 2	The unaudited Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed
	Consolidated Statements of Operations give effect to the acquisition of Cardtrend Systems Sdn. Bhd.
	(Cardtrend), incorporated in Malaysia, becoming the Company's wholly-owned subsidiary.
	The unaudited ProForma Condensed Consolidated Statements of Operations are presented as if
	the acquisition occurred at the beginning of the periods presented.

	On October 31, 2006, the Company acquired all the outstanding shares of Cardtrend effective
	as at October 31, 2006. Total consideration was 2,500,000 Series B Preferred Shares which,
	subject to holding 1,000,000 Preferred Shares in escrow for a performance commitment, are
	to be converted to 25,000,000 restricted common shares within five (5) business days from the
	date the Company receives approval to increase its authorized share capital to 100 million
	or more of Common Stock. No finders fees or commissions were incurred.

Note 3	The Pro Forma Condensed Consolidated Balance Sheet has been prepared using the unaudited
	condensed consolidated balance sheet of the Company as at September 30, 2006 and the
	unaudited balance sheet of Cardtrend as at October 31, 2006. The Pro Forma Condensed Consolidated
	Statement of Operations for the twelve months ended December 31, 2005 has been prepared
	using the audited consolidated statement of operations of the Company for the year ended
	December 31, 2005 and the audited statement of operations of Cardtrend for the year
	ending December 31, 2005.The Pro Forma Condensed Consolidated Statement of Operations has
	been prepared using the unaudited condensed statement of operations of the Company for
	the nine month period ending September 30, 2006, and the unaudited statement of operations
	of Cardtrend for the ten months ended October 31, 2006. All financial statements have been
	prepared in conformity with accounting princlples generally accepted in the United States.

Note 4	Purchase Price
		RM	$ @
	Purchase price allocation:		3.6
	Assets
	Cash and cash equivalents	570,470	$158,464
	Accounts receivable	1,790,100	$497,250
	Prepaid expenses and other current assets	57,475	$15,965
	Plant and equipment	65,437	$18,177
		2,483,482	$689,856

	Liabilities
	Accounts payable	333,289	$92,581
	Amount due to directors	683,842	$189,956
	Accrued liabilities	112,255	$31,182
		1,129,386	$313,719

	Residual (Goodwill)		$2,873,863

	Purchase price, established September 28, 2006		$3,250,000

Note 5	Adjusting Entries

	A	Goodwill	2,873,863
	B	Preferred stock	(2,500)
	C	Common stock	194,444
	D	Additional paid-in capital	(3,247,500)
	E	Retained earnings (deficit)	181,693

	A	To record purchase price allocated to goodwill.
	B	To record preferred stock issued for acquisition.
	C	To eliminate capital stock of Cardtrend.
	D	To record additional paid-in capital for acquisition.
	E	To eliminate retained earnings of Cardtrend

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEETS
October 31, 2006 and December 31, 2005

	October 31	December 31
	2006	2005
	(unaudited)	(audited)
	RM	RM
Assets

Current assets:
Cash and cash equivalents	570,470	88,990
Accounts receivable, net (note 4)	1,790,100	2,029,697
Tax assets	1,800	36,000
Prepaid expenses and other current assets	55,675	25,865
Total current assets	2,418,045	2,180,552

Plant and equipment, net (note 3)	65,437	71,742

Total assets	2,483,482	2,252,294

Liabilities and Shareholders' Equity

Current liabilities:
Accounts payable	333,289	508,500
Amount due to directors (note 5)	683,842	45,370
Accrued liabilties and other current liabilities	112,255	940,217
Total current liabitlies	1,129,386	1,494,087

Shareholders' equity:
Share capital (note 7)	700,000	700,000
Retained earnings	654,096	58,207
Total shareholders' equity (deficiency)	1,354,096	758,207

Total liabilities and shareholders' equity	2,483,482	2,252,294

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

INCOME STATEMENTS
	Ten months	Twelve months
	ended	ended
	October 2006	December 2005
	RM	RM

Revenue	1,617,496	3,367,785

Cost of sales	191,509	564,500

Gross profit	1,425,987	2,803,285

Operating expenses:
General and administrative	830,098	951,794

Income before provision (benefits) for income taxes	595,889	1,851,491

Provision (benefit) for income taxes (note 6)	-	(3,383)

Net income	595,889	1,854,874

Cash dividends declared per share	-	2.57

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

SHAREHOLDERS' EQUITY STATEMENTS

	Ten months	Twelve months
	ended	ended
	October 2006	December 2005
	RM	RM

Share capital
Balance, beginning of period	700,000	700,000
Share capital issued	-	-

Balance, end of period	700,000	700,000

Retained earnings
Balance, beginning of period	58,207	3,333
Net income	595,889	1,854,874
Cash dividends (note 8)	-	(1,800,000)

Balance, end of period	654,096	58,207

Total shareholders' equity	1,354,096	758,207

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CASH FLOW STATEMENTS
	Ten months	Twelve months
	ended	ended
	October 2006	December 2005
	RM	RM

Cash flows from operating activities
Net income	595,889	1,854,874
Adjustments to reconcile net income to net cash
provided by operations:
Deferred taxes	-	(3,383)
Depreciation	24,180	28,912
Allowance for doubtful accounts	-	162,175
Changes in assets and liabilities:
Accounts receivable	239,597	(1,812,444)
Prepaid expenses and other current assets	(29,810)	(6,469)
Tax asset	34,200	-
Directors' account	638,472	113,274
Accounts payable	(175,211)	508,500
Accrued and other current liabilities	(827,962)	871,543
Net cash provided by operating activities	499,355	1,716,982

Cash flows from investing activities
Acquisition of plant and equipment	(17,875)	(37,349)
Disposal of subsidiary company	-	51,000
Net cash provided by (used in) investing activities	(17,875)	13,651

Cash flows from financing activities
Cash dividends	-	(1,800,000)
Net cash provided by (used in) financing activities	-	(1,800,000)

Net change in cash and cash equivalents	481,480	(69,367)

Cash and cash equivalents, beginning of period	88,990	158,357

Cash and cash equivalents, end of period	570,470	88,990

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

1.	Company History

Cardtrend Systems Sdn. Bhd. was incorporated in 2001. Its principal business activities are development and marketing of card management systems for business operations. Since it started operation, Cardtrend has successfully developed five card management systems (“CMS”) to handle business operations for payment, fleet vehicle and loyalty programs. The target markets are petroleum companies (petrol kiosks), retail chain stores, banks, medical, financial and industrial sectors.

Cardtrend was granted Multimedia Super Corridor (MSC) status under section 7(3) of the Promotion of Investments Act, 1986 by the Goverment of Malaysia on 8 July 2004. This allows Cardtrend to enjoy an income tax exemption period of five years, extendable for another five years subject to approval from relevant authorities.

2.	Summary of Significant Accounting Policies

Accounting Principles

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. The significant amount in the preparation of the financial statements relate to the assessment of the carrying value of plant and equipment and accounts receivable.

Revenue Recognition

Revenues are primarily derived from the sale of CMS products and service contracts for the installation and implementation of these products. Revenue is recognized once all of the following conditions have been met: a) an authorized purchase order has been received in writing with a fixed and determinable sales price, b) customer credit worthiness has been established, and c) delivery of the product based on service agreement or contract.

Company No.: 554302 - M

Revenue earned on product sales involving multiple-elements are allocated to each element based on the relative fair values of those elements, with the fair value determined by the price charged when that element is sold and specifically defined in a quotation or contract.

Accounts Receivable

Accounts receivable are customers obligations due under normal trade terms. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. Accounts receivable balances that are determined to be uncollectible, are included in the allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The management believes that the allowance for doubtful accounts as of October 31, 2006 is adequate.

Plant and Equipment

Plant and equipment are recorded at cost less accumulated depreciation and impairment losses, if any. Depreciation is generally computed using the straight line method over three to ten years, the estimated useful lives of the assets.

Cash and Cash equivalents

For the purposes of the cash flow statements, cash and cash equivalents include cash at bank only.

Impairment of Assets

At each balance sheet date, the management reviews the carrying amounts of the assets to determine whether there is any indication of impairment. If any such indication exists, impairment is measured by comparing the carrying values of the assets with their recoverable amounts. Recoverable amount is the higher of net selling price and value in use, which is measured by reference to discounted future cash flows.

An impairment loss is recognised as an expense in the income statement immediately.  Reversal of impairment losses is prohibited.

Foreign Currencies

Transactions in foreign currencies are converted into Ringgit Malaysia at exchange rates prevailing at the date of the transactions. Foreign currency monetary assets and liabilities are translated at exchange rates ruling at balance sheet date. Translation gains and losses are recognised in the income statement as they arise.

Company No.: 554302 - M

Income Taxes

Income tax on the profit or loss for the year comprises current and deferred tax. Current tax is the expected amount of income taxes payable in respect of the taxable profit for the year and is measured using the tax rates that have been enacted at the balance sheet date.

Deferred tax is provided for, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts in the financial statements. In principle, deferred tax liabilities are recognised for all taxable temporary differences and deferred tax assets are recognised for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, unused tax losses and unused tax credits can be utilised.

Deferred tax is measured at the tax rates that are expected to apply in the period when the asset is realised or the liability is settled, based on the tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is recognised in the income statement.

Financial Instruments

Financial instruments are recognised in the balance sheet when the Company has become a party to the contractual provisions of the instrument.

Financial instruments are classified as liabilities or equity in accordance with the substance of the contractual arrangement. Interest, dividends and gains and losses relating to a financial instrument classified as a liability, are reported as expense or income. Distributions to holders of financial instruments classified as equity are charged directly to equity. Financial instruments are offset when the Company has a legally enforceable right to offset and intends to settle either on a net basis or to realise the asset and settle the liability simultaneously.

The carrying amount of financial statements including cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued liabilities approximate their fair value due to the relatively short term maturity of these financial instruments.

Company No.: 554302 - M

3	.	Plant and Equipment

		Plant and equipment consist of the following:
			October 31	December 31
			2006	2005
			RM	RM

		Computer and office equipment	155,739	137,864
		Furniture and fixtures	61,771	61,771
			217,510	199,635
		Less: accumulated depreciation	(152,073)	(127,893)
			65,437	71,742

Plant and equipment includes RM79,452 at October 31, 2006 and December 31, 2005, of fully depreciated assets that remain in service. Depreciation expense was RM24,180 and RM28,912 in the period ended Ocotber 2006, and year ended December 2005.

4	.	Accounts Receivable

		Accounts receivable consist of the following:
			October 31	December 31
			2006	2005
			RM	RM

		Accounts receivable	1,790,100	2,191,872
		Less: allowance for doubtful accounts	-	(162,175)
			1,790,100	2,029,697

5	.	Amount Due To Directors

		This is unsecured, interest free and has no fixed term of repayment.

Company No.: 554302 - M

6	.	Income Taxes

The provision (benefit) for income taxes from continuing operations consist of the following:
			Ten months	Twelve months
			ended	ended
			October 2006	December 2005
			RM	RM

		Current tax	-	-
		Deferred tax	-	(3,383)
			-	(3,383)

There is no provision for income taxes as the Company is enjoying the income tax exemption granted for achieving MSC status for the period ended
July 31, 2006 and year ended December 31, 2005.

Subject to agreement by the local Inland Revenue Board, the Company has approximately RM207,792 at Ocotber 31, 2006 and December 31, 2005 of
tax exempt income available for distribution as tax exempt dividends, subject to availability of unappropriated retained earnings.

7	.	Share Capital
			October 31	December 31
			2006	2005
			RM	RM
		Authorised ordinary shares of RM1 each:
		Balance, beginning of period	1,000,000	1,000,000
		Created during the period	-	-
		Balance, end of period	1,000,000	1,000,000

		Paid up ordinary shares of RM1 each:
		Balance, beginning of period	700,000	700,000
		Issued during the period	-	-
		Balance, end of period	700,000	700,000

No share options have been granted by the Company to any parties to take up unissued shares of the Company as at Ocotber 31, 2006 and
December 31, 2005.

Company No.: 554302 - M

8.      Cash Dividends

For the period ended October 31, 2006 and year ended December 31, 2005, the Board of Directors have approved the following dividends:

		Per share	Total
		Dividend	Amount
		RM	RM

a)	First interim tax exempt dividend on 700,000
ordinary shares, declared and paid on
	December 28, 2005	1.43	1,000,000

b)	Second interim tax exempt dividend, on 700,000
ordinary shares, declared and payable on
	December 30, 2005	1.14	800,000

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEETS

At December 31	2005	2004
	RM	RM
Assets

Current assets:
Cash and cash equivalents	88,990	158,357
Accounts receivable, net (note 5)	2,029,697	379,428
Amount due from directors (note 6)	-	67,904
Tax assets	36,000	36,000
Prepaid expenses and other current assets	25,865	19,396
Total current assets	2,180,552	661,085

Plant and equipment, net (note 4)	71,742	63,305
Investment in subsidiary company (note 3)	-	51,000
Total assets	2,252,294	775,390

Liabilities and Shareholders' Equity

Current liabilities:
Accounts payable	508,500	-
Amount due to directors (note 6)	45,370	-
Accrued liabilties and other current liabilities	940,217	68,674
Total current liabitlies	1,494,087	68,674

Deferred income tax credit (note 7)	-	3,383

Shareholders' equity:
Share capital (note 8)	700,000	700,000
Retained earnings	58,207	3,333
Total shareholders' equity	758,207	703,333

Total liabilities and shareholders' equity	2,252,294	775,390

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

INCOME STATEMENTS

Year Ended December 31	2005	2004
	RM	RM

Revenue	3,367,785	1,601,057

Cost of sales	564,500	-
Gross profit	2,803,285	1,601,057

Operating expenses:
General and administrative	951,794	802,342

Income before provision (benefits) for income taxes	1,851,491	798,715

Provision (benefit) for income taxes (note 7)	(3,383)	3,383

Net income	1,854,874	795,332

Cash dividends declared per share	2.57	0.71

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

SHAREHOLDERS' EQUITY STATEMENTS
Year Ended December 31	2005	2004
	RM	RM

Share capital
Balance, beginning of period	700,000	100,000
Share capital issued	-	600,000
Balance, end of period	700,000	700,000

Retained earnings (deficit)
Balance, beginning of period	3,333	(291,999)
Net income	1,854,874	795,332
Cash dividends (note 9)	(1,800,000)	(500,000)
Balance, end of period	58,207	3,333

Total shareholders' equity (deficiency)	758,207	703,333

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CASH FLOW STATEMENTS

Year Ended December 31	2005	2004
	RM	RM

Cash flows from operating activities
Net income	1,854,874	795,332
Adjustments to reconcile net income to net cash
provided by operations:
Deferred taxes	(3,383)	3,383
Depreciation	28,912	36,640
Allowance for doubtful accounts	162,175	-
Changes in assets and liabilities:
Accounts receivable	(1,812,444)	(189,288)
Prepaid expenses and other current assets	(6,469)	(6,005)
Tax asset	-	(3,000)
Directors' account	113,274	(277,212)
Accounts payable	508,500	-
Accrued liabilities	871,543	(247,612)
Net cash provided by operating activities	1,716,982	112,238

Cash flows from investing activities
Acquisition of plant and equipment	(37,349)	(18,920)
Acquisition of subsidiary company	-	(51,000)
Disposal of subsidiary company	51,000	-
Net cash provided by (used in) investing activities	13,651	(69,920)

Cash flows from financing activities
Share capital issued	-	600,000
Cash dividends	(1,800,000)	(500,000)
Net cash provided by (used in) financing activities	(1,800,000)	100,000

Net change in cash and cash equivalents	(69,367)	142,318

Cash and cash equivalents, beginning of period	158,357	16,039

Cash and cash equivalents, end of period	88,990	158,357

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 - M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

1.	Company History

Cardtrend Systems Sdn. Bhd. was incorporated in 2001. Its principal business activities are development and marketing of card management systems for business operations. Since it started operation, Cardtrend has successfully developed five card management systems (“CMS”) to handle business operations for payment, fleet vehicle and loyalty programs. The target markets are petroleum companies (petrol kiosks), retail chain stores, banks, medical, financial and industrial sectors.

Cardtrend was granted Multimedia Super Corridor (MSC) status under section 7(3) of the Promotion of Investments Act, 1986 by the Goverment of Malaysia on 8 July 2004. This allows Cardtrend to enjoy an income tax exemption period of five years, extendable for another five years subject to approval from relevant authorities.

2.	Summary of Significant Accounting Policies

Accounting Principles

The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. The significant amount in the preparation of the financial statements relate to the assessment of the carrying value of plant and equipment and accounts receivable.

Investment in Subsidiary Company

Investment in subsidiary company is reported at cost less impairment losses, if any. The financial statements of the subsidiary has not been consolidated as control was intended to be temporary because the subsidiary was acquired and held exclusively with a view to its subsequent disposal in the near future and the subsidiary has not previously been consolidated. The subsidiary was subsequently disposed in 2005 at cost.

Company No.: 554302 - M

Revenue Recognition

Revenues are primarily derived from the sale of CMS products and service contracts for the installation and implementation of these products. Revenue is recognized once all of the following conditions have been met: a) an authorized purchase order has been received in writing with a fixed and determinable sales price, b) customer credit worthiness has been established, and c) delivery of the product based on service agreement or contract.

Revenue earned on product sales involving multiple-elements are allocated to each element based on the relative fair values of those elements, with the fair value determined by the price charged when that element is sold and specifically defined in a quotation or contract.

Accounts Receivable

Accounts receivable are customers obligations due under normal trade terms. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. Accounts receivable balances that are determined to be uncollectible, are included in the allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The management believes that the allowance for doubtful accounts as of
December 31, 2005 is adequate.

Plant and Equipment

Plant and equipment are recorded at cost less accumulated depreciation and impairment losses, if any. Depreciation is generally computed using the straight line method over three to ten years, the estimated useful lives of the assets.

Cash and Cash equivalents

For the purposes of the cash flow statements, cash and cash equivalents include cash at bank only.

Impairment of Assets

At each balance sheet date, the management reviews the carrying amounts of the assets to determine whether there is any indication of impairment. If any such indication exists, impairment is measured by comparing the carrying values of the assets with their recoverable amounts. Recoverable amount is the higher of net selling price and value in use, which is measured by reference to discounted future cash flows.

An impairment loss is recognised as an expense in the income statement immediately.  Reversal of impairment losses is prohibited.

Company No.: 554302 - M

Foreign Currencies

Transactions in foreign currencies are converted into Ringgit Malaysia at exchange rates prevailing at the date of the transactions. Foreign currency monetary assets and liabilities are translated at exchange rates ruling at balance sheet date. Translation gains and losses are recognised in the income statement as they arise.

Income Taxes

Income tax on the profit or loss for the year comprises current and deferred tax. Current tax is the expected amount of income taxes payable in respect of the taxable profit for the year and is measured using the tax rates that have been enacted at the balance sheet date.

Deferred tax is provided for, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts in the financial statements. In principle, deferred tax liabilities are recognised for all taxable temporary differences and deferred tax assets are recognised for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, unused tax losses and unused tax credits can be utilised.

Deferred tax is measured at the tax rates that are expected to apply in the period when the asset is realised or the liability is settled, based on the tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is recognised in the income statement.

Financial Instruments

Financial instruments are recognised in the balance sheet when the Company has become a party to the contractual provisions of the instrument.

Financial instruments are classified as liabilities or equity in accordance with the substance of the contractual arrangement. Interest, dividends and gains and losses relating to a financial instrument classified as a liability, are reported as expense or income. Distributions to holders of financial instruments classified as equity are charged directly to equity. Financial instruments are offset when the Company has a legally enforceable right to offset and intends to settle either on a net basis or to realise the asset and settle the liability simultaneously.

The carrying amount of financial statements including cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued liabilities approximate their fair value due to the relatively short term maturity of these financial instruments.

Company No.: 554302 - M

Reclassifications

Comparative figures, where appropriate, have been reclassified to conform with 2005 presentation with no change in the previously reported net income or shareholders' equity.

3.	Investment in Subsidiary Company

On August 28, 2004, the Company acquired 51% of the shares in Cardtrend Magnate Sdn. Bhd., a company incorporated in Malaysia, by subscribing 51,000 ordinary shares valued at RM1 per share. There is no presentation of consolidated financial statements as the Company had disposed these shares to a director of the Company on December 8, 2005.

4.	Plant and Equipment

Plant and equipment consist of the following:
	At December 31,
	2005	2004
	RM	RM

Computer and office equipment	137,864	100,515
Furniture and fixtures	61,771	61,771
	199,635	162,286
Less: accumulated depreciation	(127,893)	(98,981)
	71,742	63,305

Plant and equipment includes RM79,452 and RM62,567 at December 31, 2005 and 2004, of fully depreciated assets that remain in service. Depreciation expense was RM28,912 and RM36,640, in 2005 and 2004.

5 .	Accounts Receivable

	Accounts receivable consist of the following:
		At December 31,
		2005	2004
		RM	RM

	Accounts receivable	2,191,872	835,440
	Less: allowance for doubtful accounts	(162,175)	-
		2,029,697	835,440

Company No.: 554302 - M

6.	Amount Due From (To) Directors

This is unsecured, interest free and has no fixed term of repayment.

7.	Income Taxes

The provision (benefit) for income taxes from continuing operations consist of the following:

	At December 31,
	2005	2004
	RM	RM

Current tax	-	-
Deferred tax	(3,383)	3,383
	(3,383)	3,383

There is no provision for income taxes as the Company is enjoying the income tax exemption granted for achieving MSC status for the financial years ended December 31,
2005 and 2004.

Subject to agreement by the local Inland Revenue Board, the Company has approximately RM207,792 and RM15,523 at December 31, 2005 and 2004 of tax exempt income available for distribution as tax exempt dividends, subject to availability of unappropriated retained earnings.

8.	Share Capital
		At December 31,
		2005	2004
		RM	RM
	Authorised ordinary shares of RM1 each:
	Balance, beginning of period	1,000,000	100,000
	Created during the period	-	900,000
	Balance, end of period	1,000,000	1,000,000

	Paid up ordinary shares of RM1 each:
	Balance, beginning of period	700,000	100,000
	Issued during the period	-	600,000
	Balance, end of period	700,000	700,000

No share options have been granted by the Company to any parties to take up unissued shares of the Company as at December 31, 2005 and 2004.

Company No.: 554302 - M

9.      Cash Dividends

For the years ended December 31, 2005 and 2004, the Board of Directors have approved the following dividends:

		Per share	Total
		Dividend	Amount
		RM	RM

a)	Final tax exempt dividend on 700,000 ordinary
	shares, declared and paid on December 29, 2004	0.57	500,000

b)	First interim tax exempt dividend on 700,000
	ordinary shares, declared and paid on
	December 28, 2005	1.43	1,000,000

c)	Second interim tax exempt dividend, on 700,000
	ordinary shares, declared and payable on
	December 30, 2005	1.14	800,000

The accrued liability for the dividend approved on December 30, 2005 of RM800,000 is included in the other current liabilities.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD. (Incorporated in Malaysia)

REPORTS AND FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2005

ADRIAN YEO & CO.

CHARTERED ACCOUNTANTS (M)

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

REPORTS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED
31 DECEMBER 2005

CONTENTS                                                                                                                                                                 PAGES

DIRECTORS’ REPORT	1-4

STATEMENT BY DIRECTORS AND STATUTORY DECLARATION	5

REPORT OF THE AUDITORS	6-7

CONSOLIDATED BALANCE SHEET	8

CONSOLIDATED INCOME STATEMENT	9

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY	10

CONSOLIDATED CASH FLOW STATEMENT	11

BALANCE SHEET	12

INCOME STATEMENT	13

STATEMENT OF CHANGES IN EQUITY	14

CASH FLOW STATEMENT	15

NOTES TO THE FINANCIAL STATEMENTS	16-29

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

DIRECTORS’ REPORT

The directors have pleasure in submitting their report and the audited financial statements of the Company and the consolidated financial statements of the
Group for the financial year ended 31 December 2005.

PRINCIPAL ACTIVITIES

The Company is principally involved in electronic card system and provision of related services.

The principal activities of the subsidiaries are described in Note 4 to the financial statements.

The Company has disposed the investment in the subsidiaries on 8 December 2005.

There have been no significant changes in the nature of the principal activities during the financial year.

RESULTS

The results of the Group and of the Company for the financial year are as follows:

	Group	Company
	RM	RM

Profit for the year before taxation	1,846,113	1,851,491
Taxation	3,383	3,383

Profit for the year after taxation	1,849,496	1,854,874

In the opinion of the directors, the results of the operations of the Group and of the Company during the financial year have not been substantially affected by any item, transaction or event of a material and unusual nature.

DIVIDENDS

First interim tax exempt dividend of 142.86%, amounting to RM1,000,000 was paid on 28 December 2005 in respect of the current financial year.

Second interim tax exempt dividend of 114.28%, amounting to RM800,000 was declared and paid on 30 December 2005 in respect of the current financial year

Company No.: 554302 – M

RESERVES AND PROVISIONS

There were no material transfers to or from reserves or provisions during the financial year.

SHARE OPTIONS

No options have been granted by the Company to any parties during the financial year to take up unissued shares of the Company.

As at the end of the financial year, there were no unissued shares of the Company under options.

SHARES AND DEBENTURES

The Company did not issue any shares or debentures during the financial year.

DIRECTORS

The following directors served on the Board of the Company since the date of last report:

LOW KOK KENG
NG CHEE KEONG

DIRECTORS’ INTERESTS

According to the register of directors’ shareholdings, the interests of directors in office at the end of the financial year in shares in the Company during the financial year were as follows:

	No. of ordinary shares of RM1 each
	As at			As at
	01.01.05	Bought	Sold	31.12.05

LOW KOK KENG	630,000	-	-	630,000
NG CHEE KEONG	70,000	-	-	70,000

DIRECTORS’ BENEFITS

Since the end of the previous financial year, none of the directors of the Company has received or become entitled to receive any benefit
(other than benefits included in the aggregate amount of emoluments received or due and receivable by directors as disclosed in the financial statements) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest, as required to be disclosed by Section 169(8) of the Companies Act, 1965.

Company No.: 554302 – M

During and at the end of the financial year, no arrangement subsisted to which the Company was a party whereby directors of the Company might acquire benefits by means of the acquisition of shares in, or debentures of, the Company or any other body corporate.

OTHER STATUTORY INFORMATION

(a)	Before the financial statements of the Group and of the Company were made out, the directors took reasonable steps:

(i)

to ascertain that proper action had been taken in relation to the writing off of bad debts and the making of provision for doubtful debts and satisfied themselves that all known bad debts have been written off and that adequate provision had been made for doubtful debts; and

(ii)

to ensure that any current assets which were unlikely to realise their values as shown in the accounting records in the ordinary course of business have been written down to an amount which they might be expected to realise.

(b)	At the date of this report, the directors are not aware of any circumstances which would render:

	(i)	the amount written off for bad debts or the amount of the provision for doubtful debts in the financial statements of the Group and of the Company inadequate to any substantial extent; or

	(ii)	the values attributed to current assets in the financial statements of the Group and of the Company misleading.

(c)

At the date of this report, the directors are not aware of any circumstances which have been arisen which render adherence to the existing method of valuation of assets or liabilities of the Group and of the Company misleading or inappropriate.

(d)

At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or financial statements of the Group and of the Company which would render any amount stated in the financial statements misleading.

(e)	As at the date of this report, there does not exist:

	(i)	any charge on the assets of the Group and of the Company which has arisen since the end of the financial year which secures the liabilities of any other person; or

	(ii)	any contingent liability in respect of the Group and of the Company which has arisen since the end of the financial year.

(f)	In the opinion of the directors:

	(i)	no contingent liability or other liability has become enforceable, or is likely to become enforceable within the period of twelve months after the end of the

Company No.: 554302 – M

 financial year which will or may affect the ability of the Group and of the Company to meet its obligations as and when they fall due; and

(ii)

no item, transaction or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of the operations of the Group and of the Company for the financial year in which this report is made.

AUDITORS

The auditors, Messrs. ADRIAN YEO & CO., Chartered Accountants (M) have expressed their willingness to continue in office.

Signed on behalf of the Board in accordance with a resolution of the directors.

LOW KOK KENG LOW KOK KENG Petaling Jaya Date: 12 JUN 2006	NG CHEE KEONG NG CHEE KEONG

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

STATEMENT BY DIRECTORS
Pursuant to Section 169(15) of the Companies Act,1965

We, LOW KOK KENG and NG CHEE KEONG, being the two directors of CARDTREND SYSTEMS SDN. BHD., do hereby state that, in our opinion, the accompanying financial statements comprising of the balance sheet as at 31 December 2005, the related statements of income, cash flows and changes in equity together with the notes thereto are drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable
Approved Accounting Standards in Malaysia so as to give a true and fair view of the state of affairs of the Group and of the Company as at 31
December 2005 and of the results and the cash flows of the Group and of the Company for the year ended on that date.

Signed on behalf of the Board in accordance with a resolution of the directors.

LOW KOK KENG                                                                                          NG CHEE KEONG
LOW KOK KENG                                                                                          NG CHEE KEONG

Petaling Jaya
Date: 12 JUN 2006

STATUTORY DECLARATION
Pursuant to Section 169(16) of the Companies Act,1965

I, LOW KOK KENG, being the director primarily responsible for the financial management of CARDTREND SYSTEMS SDN. BHD., do solemnly and sincerely declare that the accompanying financial statements comprising of the balance sheet as at 31 December 2005, the related statements of income, cash flows and changes in equity together with the notes thereto are, in my opinion, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared by
the abovenamed LOW KOK KENG
at Kuala Lumpur in the Federal Territory
on  12 JUN 2006

LOW KOK KENG
LOW KOK KENG

Before me,

[FILE STAMP]

COMMISSIONER FOR OATHS

Company No.: 554302 – M

REPORT OF THE AUDITORS TO THE MEMBERS OF
CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

We have audited the accompanying financial statements comprising of the balance sheet as at 31 December 2005, the related statements of income, cash flows and changes in equity together with the notes thereto. These financial statements are the responsibility of the Company’s directors. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion to you, as a body, in accordance with Section 174 of the Companies Act 1965 and for no other purpose. We do not assume responsibility towards any other person for the content of this report.

We have conducted our audit in accordance with applicable Approved Standards on Auditing in Malaysia. These standards require that we plan and perform the audit so as to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

(a)

the financial statements have been properly drawn up in accordance with the provisions of the Companies Act, 1965 and the applicable Approved Accounting Standards in Malaysia so as to give a true and fair view of:

	(i)	the state of affairs of the Group and of the Company as at 31 December 2005 and of the results and the cash flows of the Group and of the Company for the year ended on that date; and

	(ii)	the matters required by Section 169 of the Companies Act, 1965 to be dealt with in the financial statements; and

(b)

the accounting and other records and the registers required by the Act to be kept by the Company of which we have acted as auditors have been properly kept in accordance with the provisions of the Act.

Company No.: 554302 – M

As disclosed in note 4 to the financial statements, the subsidiaries which we have not acted as auditors have been consolidated based on the management accounts up to 8 December 2005, the date of disposal of the subsidiaries.

We are satisfied that the financial statements of the subsidiaries that have been consolidated with the Company’s financial statements are in form and content appropriate and proper for the purposes of the preparation of the consolidated financial statements and we have received satisfactory information and explanations required by us for those purposes.

ADRIAN YEO & CO. ADRIAN YEO & CO. AF: 1158 Chartered Accountants (M) Petaling Jaya Date: 12 JUN 2006	YEO ENG HUI YEO ENG HUI 1723/9/06 (J) Chartered Accountant (M)

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED BALANCE SHEET
AS AT 31 DECEMBER 2005

		2005	2004
	Note	RM	RM

PROPERTY, PLANT AND EQUIPMENT	3	71,742	63,305

CURRENT ASSETS
Trade receivables	5	2,029,697	835,440
Other receivables	6	25,865	34,995
Amount due from directors	7	-	67,904
Tax asset		36,000	36,000
Cash and bank balances		88,990	159,682

		2,180,552	1,134,021

CURRENT LIABILITIES
Trade payables	8	508,500	-
Other payables and accruals		940,217	221,139
Amount due to directors	7	45,370	157,416

		1,494,087	378,555

NET CURRENT ASSETS		686,465	755,466

LONG TERM LIABILITY
Deferred taxation	9	-	(3,383)

NET ASSETS		758,207	815,388

REPRESENTED BY:

Share capital	10	700,000	700,000
Retained profits		58,207	8,711
Reserves		-	49,706

SHAREHOLDERS' EQUITY		758,207	758,417
Minority interest		-	56,971

		758,207	815,388

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

		2005	2004
	Note	RM	RM

REVENUE		3,356,085	1,663,919

Cost of sales		(564,500)	-

GROSS PROFIT		2,791,585	1,663,919

Operating and administrative expenses		(959,611)	(854,675)

Gain on disposal of subsidiaries		14,139	-

PROFIT BEFORE TAXATION	11	1,846,113	809,244

Taxation	12	3,383	(3,381)

PROFIT AFTER TAXATION		1,849,496	805,863

Minority interest		-	(5,153)

NET PROFIT FOR THE YEAR		1,849,496	800,710

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2005

Retained
	Share capital	Reserves	profits	Total

2004	RM	RM	RM	RM

Balance at 1 January 2004	100,000	-	(291,999)	(191,999)
Issue of shares during the year	600,000	-	-	600,000
Net profit for the year	-	-	800,710	800,710
Reserves on concolidation	-	49,706	-	49,706
Dividend (Note 13)	-	-	(500,000)	(500,000)
Balance at 31December 2004	700,000	49,706	8,711	758,417

Retained
	Share capital	Reserves	profits	Total

2005	RM	RM	RM	RM

Balance at 1 January 2005	700,000	49,706	8,711	758,417
Disposal of subsidiaries	-	(49,706)	-	(49,706)
Net profit for the year	-	-	1,849,496	1,849,496
Dividend (Note 13)	-	-	(1,800,000)	(1,800,000)
Balance at 31 December 2005	700,000	-	58,207	758,207

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

		2005	2004
	Note	RM	RM
Cash flows from operating activities
Profit before taxation		1,846,113	809,244
Adjustment for :-
Depreciation		28,912	36,640
Gain on disposal of subsidiaries		(14,139)	-
Provision for doubtful debts - general		162,175	-

Operating profit before working capital changes		2,023,061	845,884
Changes in receivables		(1,784,845)	(405,148)
Changes in payables		1,479,082	(325,725)

Cash generated from operations		1,717,298	115,011
Tax paid		-	(3,250)

Net cash generated from operating activities		1,717,298	111,761

Cash flows from investing activities
Purchase of property, plant and equipment		(37,349)	(18,920)
Investment in subsidiarues		-	(51,002)
Disposal of subsidiaries	4(a)	49,359	-

Net cash generated from (used in) investing activities		12,010	(69,922)

Cash flows from financing activities
Proceeds from issue of share capital		-	600,000
Dividend paid		(1,800,000)	(500,000)

Net cash (used in) generated from financing activities		(1,800,000)	100,000

Net (decrease) increase in cash and cash equivalents		(70,692)	141,839

Cash and cash equivalents brought forward		159,682	17,843
Cash and cash equivalents carried forward	14	88,990	159,682

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

BALANCE SHEET
AS AT 31 DECEMBER 2005

		2005	2004
	Note	RM	RM

PROPERTY, PLANT AND EQUIPMENT	3	71,742	63,305

INVESTMENT IN SUBSIDIARY	4	-	51,000

CURRENT ASSETS
Trade receivables	5	2,029,697	379,428
Other receivables	6	25,865	19,396
Amount due from directors	7	-	67,904
Tax asset		36,000	36,000
Cash and bank balances		88,990	158,357
		2,180,552	661,085

CURRENT LIABILITIES
Trade payables	8	508,500	-
Other payables and accruals		940,217	68,674
Amount due to directors	7	45,370	-
		1,494,087	68,674
NET CURRENT ASSETS		686,465	592,411

LONG TERM LIABILITY
Deferred tax	9	-	(3,383)
NET ASSETS		758,207	703,333

REPRESENTED BY:

Share capital	10	700,000	700,000
Retained profits		58,207	3,333
SHAREHOLDERS' EQUITY		758,207	703,333

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005
		2005	2004
	Note	RM	RM

REVENUE		3,367,785	1,601,057

Cost of sales		(564,500)	-

GROSS PROFIT		2,803,285	1,601,057

Operating and administrative expenses		(951,794)	(802,342)

PROFIT BEFORE TAXATION	11	1,851,491	798,715

Taxation	12	3,383	(3,383)

PROFIT AFTER TAXATION		1,854,874	795,332

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2005

		Retained
	Share capital	profits	Total

2004	RM	RM	RM

Balance at 1 January 2004	100,000	(291,999)	(191,999)

Issue of shares during the year	600,000	-	600,000

Net profit for the year	-	795,332	795,332

Dividend (Note 13)	-	(500,000)	(500,000)

Balance at 31 December 2004	700,000	3,333	703,333

		Retained
	Share capital	profits	Total

2005	RM	RM	RM

Balance at 1 January 2005	700,000	3,333	703,333

Net profit for the year	-	1,854,874	1,854,874

Dividend (Note 13)	-	(1,800,000)	(1,800,000)

Balance at 31 December 2005	700,000	58,207	758,207

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

		2005	2004
	Note	RM	RM
Cash flows from operating activities
Profit before taxation		1,851,491	798,715
Adjustment for :-
Depreciation		28,912	36,640
Provision for doubtful debts - general		162,175	-

Operating profit before working capital changes		2,042,578	835,355
Changes in receivables		(1,751,009)	(263,197)
Changes in payables		1,425,413	(456,920)

Cash generated from operations		1,716,982	115,238
Tax paid		-	(3,000)

Net cash generated from operating activities		1,716,982	112,238

Cash flows from investing activities
Purchase of property, plant and equipment		(37,349)	(18,920)
Investment in subsidiary company		-	(51,000)
Proceeds from disposal of investment
in subsidiary company		51,000	-

Net cash generated from (used in) investing activities		13,651	(69,920)

Cash flows from financing activities
Proceeds from issue of share capital		-	600,000
Dividend paid		(1,800,000)	(500,000)

Net cash (used in) generated from financing activities		(1,800,000)	100,000

Net (decrease) increase in cash and cash equivalents		(69,367)	142,318

Cash and cash equivalents brought forward		158,357	16,039
Cash and cash equivalents carried forward	14	88,990	158,357

The accompanying notes form an integral part of these financial statements.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
AS AT 31 DECEMBER 2005
1.	GENERAL INFORMATION

The Company is principally involved in electronic card system and provision of related services.

The principal activities of the subsidiaries are described in Note 4 to the financial statements.

The Company has disposed the investment in the subsidiaries on 8 December 2005.

There have been no significant changes in the nature of the principal activities during the financial year.

The registered office of the Company is located at Room 401-A, Bangunan Loke Yew, No. 4, Jalan Mahkamah Persekutuan, 50050 Kuala Lumpur.

The principal place of business of the Company is located at 506, Block D, Phileo Damansara 1, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of Accounting

The financial statements of the Group and of the Company have been prepared in accordance with the provisions of the Companies Act, 1965 and the applicable Approved Accounting Standards in Malaysia.

The financial statements of the Group and of the Company have been prepared under the historical cost convention.

(b) Basis of Consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiary. Subsidiary is a company in which the Group has a long term equity interest and where it has power to exercise control over the financial and operating policies so as to obtain benefits therefrom.

Company No.: 554302 – M

Subsidiary is consolidated using the acquisition method of accounting. Under the acquisition method of accounting, the results of subsidiary acquired or disposed of during the year is included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate. The assets and liabilities of a subsidiary are measured at their fair values at the date of acquisition and these values are reflected in the consolidated balance sheet. The difference between the cost of an acquisition and the fair value of the Group’s share of the net assets of the acquired subsidiary at the date of acquisition is included in the consolidated balance sheet as goodwill or negative goodwill arising on consolidation.

Intragroup transactions, balances and resulting unrealised gains are eliminated on consolidation and the consolidated financial statements reflect external transactions only. Unrealised losses are eliminated on consolidation unless costs cannot be recovered.

Minority interest is measured at the minorities’ share of the post acquisition fair values of the identifiable assets and liabilities of the acquiree.

During the financial year, the subsidiaries have been consolidated based on the management accounts up to 8 December 2005, the date of disposal of the subsidiaries.

(c)	Revenue Recognition

Sales of goods are recognised upon delivery of products and when the risks and rewards of ownership have passed to the customers. Revenue represents gross invoiced value of goods sold and services provided net of trade discounts.

(d)	Property, Plant and Equipment and Depreciation

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses, if any. The policy for the recognition and measurement of impairment losses is in accordance with Note 2(f).

Depreciation is provided on the straight-line method in order to write off the cost of each asset to its residual value over its estimated useful life.

The annual depreciation rates are as follows:

Computer equipment	33 1/3%
Furniture and fittings	10%
Office equipment	10 -20%
Renovation	10%

Company No.: 554302 – M

Upon the disposal of an item of property, plant and equipment, the difference between the net disposal proceeds and the net carrying amount is recognised in the income statement.

(e)	Cash and Cash Equivalents

For the purposes of the cash flow statements, cash and cash equivalents include cash in hand and at bank.

(f)	Impairment of Assets

At each balance sheet date, the Group and of the Company reviews the carrying amounts of its assets to determine whether there is any indication of impairment. If any such indication exists, impairment is measured by comparing the carrying values of the assets with their recoverable amounts. Recoverable amount is the higher of net selling price and value in use, which is measured by reference to discounted future cash flows.

An impairment loss is recognised as an expense in the income statement immediately, unless the asset is carried at a revalued amount. Any impairment loss of a revalued asset is treated as a revaluation decrease to the extent of any unutilised previously recognised revaluation surplus for the same asset.

(g)	Income Tax

Income tax on the profit or loss for the year comprises current and deferred tax. Current tax is the expected amount of income taxes payable in respect of the taxable profit for the year and is measured using the tax rates that have been enacted at the balance sheet date.

Deferred tax is provided for, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts in the financial statements. In principle, deferred tax liabilities are recognised for all taxable temporary differences and deferred tax assets are recognised for all deductible temporary differences, unused tax losses and unused tax credits to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, unused tax losses and unused tax credits can be utilised. Deferred tax is not recognised if the temporary difference arises from goodwill or negative goodwill or from the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit.

Company No.: 554302 – M

Deferred tax is measured at the tax rates that are expected to apply in the period when the asset is realised or the liability is settled, based on tax rates that have been enacted or substantively enacted at the balance sheet date. Deferred tax is recognised in the income statement, except when it arises from a transaction which is recognised directly in equity, in which case the deferred tax is also recognised directly in equity, or when it arises from a business combination that is an acquisition, in which case the deferred tax is included in the resulting goodwill or negative goodwill.

(h)	Foreign Currencies

Transactions in foreign currencies are converted into Ringgit Malaysia at exchange rates prevailing at the date of the transactions. Foreign currency monetary assets and liabilities are translated at exchange rates ruling at balance sheet date. Translation gains and losses are recognised in the income statement as they arise.

The principal closing rates used in the translation of foreign currency amounts are as follows:-

	2005	2004
	RM	RM

United States Dollar	3.75	3.80

(i)	Financial Instruments

Financial instruments are recognised in the balance sheet when the Company has become a party to the contractual provisions of the instrument.

Financial instruments are classified as liabilities or equity in accordance with the substance of the contractual arrangement. Interest, dividends and gains and losses relating to a financial instrument classified as a liability, are reported as expense or income. Distributions to holders of financial instruments classified as equity are recognised directly in equity. Financial instruments are offset when the Company has a legally enforceable right to offset and intends to settle either on a net basis or to realise the asset and settle the liability simultaneously.

(i) Investment in Subsidiary Company

Investment in subsidiary company is stated at cost less impairment losses, if any. The policy for the recognition and measurement of impairment losses is in accordance with Note 2(f). On disposal of such investments, the difference between net disposal proceeds and their carrying amounts is recognised in the income statement.

Company No.: 554302 – M

(ii)	Trade and Other Receivables

Trade and other receivables are carried at anticipated realisable values. Bad debts are written off when identified. An estimate is made for doubtful debts based on a review of all outstanding amounts as at the balance sheet date.

(iii)	Trade and Other Payables

Trade and other payables are stated at cost which is the fair value of the consideration to be paid in the future for goods and services received.

(iv)	Equity Instruments

Ordinary shares are classified as equity. Dividends on ordinary shares are recognised in equity in the period in which they are declared.

Company No.: 554302 – M

3	.	PROPERTY, PLANT AND EQUIPMENT

			Computer	Furniture	Office
			equipment	and fittings	equipment	Renovation	Total
		Group and Company	RM	RM	RM	RM	RM
		Cost
		At 1 January 2005	91,072	32,360	9,443	29,411	162,286
		Additions	33,749	-	3,600	-	37,349
		Disposals	-	-	-	-	-

		At 31 December 2005	124,821	32,360	13,043	29,411	199,635

		Accumulated Depreciation
		At 1 January 2005	77,695	8,929	3,172	9,185	98,981
		Depreciation charge for the year	20,742	3,236	1,993	2,941	28,912
		Disposals	-	-	-	-	-

		At 31 December 2005	98,437	12,165	5,165	12,126	127,893

		Net Book Value
		At 31 December 2004	13,377	23,431	6,271	20,226	63,305

		At 31 December 2005	26,384	20,195	7,878	17,285	71,742

		Depreciation - 2004	29,191	3,236	1,272	2,941	36,640

Company No.: 554302 – M

4.	INVESTMENTS
		2005	2004
		RM	RM

	Unquoted shares - at cost	-	51,000

The details of the subsidiaries companies of which are incorporated in Malaysia, are as follows:-.

Effective Interest
Name of Company	2005	2004	Principal activities

Direct interest
Cardtrend Magnate Sdn. Bhd.	-	51%	Suppliers of computer software
			and its related services.
Indirect interest
Poscom Sdn. Bhd.	-	51%	Provision of computer services.

During the financial year, the subsidiaries have been consolidated based on the management accounts up to 8 December 2005, the date of disposal of the subsidiaries.

(a)        Disposal of subsidiaries

The Company has disposed of its 51% equity interest in Cardtrend Magnate Sdn. Bhd. on 8 December 2005 for a total consideration of RM51,000 to a director of the Company.

The disposal had the following effects on the Group's financial results for the year:

2005
RM

Revenue	91,500
Loss from operations	(19,517)
Net loss for the year	(19,517)

Company No.: 554302 – M

The disposals had the following effects on the financial position of the Group as at the end of the year:

2005
RM

Trade and other receivables	688,161
Cash and bank balances	1,641
Trade and other payables	(546,264)
Reserves on consolidation	(49,706)
Minority interest	(56,971)
Net assets disposed	36,861
Gain on disposal to the Group	14,139
Total disposal proceeds	51,000
Less: Cash and cash equivalents of subsidiaries disposed	(1,641)
Cash flow on disposal, net of cash disposed	49,359

The disposal of subsidiaries had the following effects on the financial results of the Company:

						2005
						RM

		Total disposal proceeds				51,000
		Less: Cost of investments in subsidiary				(51,000)
		No gain no loss on disposal of subsidiary				-

5	.	TRADE RECEIVABLES

			Group		Company
			2005	2004	2005	2004
			RM	RM	RM	RM

		Trade receivables	2,191,872	835,440	2,191,872	379,428
		Less: Provision for doubtful
		debts - general	(162,175)	-	(162,175)	-
			2,029,697	835,440	2,029,697	379,428

The Group’s and Company's normal credit term ranges from 30 days to 60 days. Other credit terms are assessed and approved on a case-by-case basis.

Company No.: 554302 – M

The Group and Company have no significant concentration of credit risk that may arise from exposures to a single debtor or to groups of debtors.

6.	OTHER RECEIVABLES

		Group		Company
		2005	2004	2005	2004
		RM	RM	RM	RM

	Deposits	9,650	15,655	9,650	9,650
	Prepayments	11,439	18,190	11,439	9,746
	Sundry receivables	4,776	1,150	4,776	-
		25,865	34,995	25,865	19,396

7.	AMOUNT DUE FROM / (TO) DIRECTORS

This is unsecured, interest free and has no fixed term of repayment.

8.	TRADE PAYABLES

	Group and Company
	2005	2004
	RM	RM

Trade payables	508,500	-

The normal trade credit terms granted to the Group and of the Company ranges from 30 days to 60 days.

9.	DEFERRED TAXATION

		Group and Company
		2005	2004
		RM	RM

	At 1 January	3,383	-
	Recognised in income statement (Note 12)	(3,383)	3,383
	At 31 December	-	3,383

Company No.: 554302 – M

10.	SHARE CAPITAL

		Group and Company
		2005	2004
		RM	RM

	Authorised:
	As at 1 January	1,000,000	100,000
	Created during the year	-	900,000
	As at 31 December	1,000,000	1,000,000

	Issued and fully paid:
	As at 1 January	700,000	100,000
	Issued during the year	-	600,000
	As at 31 December	700,000	700,000

11.	PROFIT FROM OPERATIONS

	Profit from operations is stated after charging / (crediting):

		Group		Company
		2005	2004	2005	2004
		RM	RM	RM	RM

	Audit fee	4,800	4,050	4,800	3,300
	Depreciation	28,912	36,640	28,912	36,640
	Directors' remuneration	90,000	180,000	90,000	180,000
	Rental of office equipment	3,250	3,000	3,250	3,000
	Rental of premises	32,400	32,400	32,400	32,400
	Provision for doubtful
	debts - general	162,175	-	162,175	-

Company No.: 554302 – M

12.	TAXATION

		Group		Company
		2005	2004	2005	2004
		RM	RM	RM	RM

	Overprovision in previous year	-	(2)	-	-
	Transfer to deferred tax	(3,383)	3,383	(3,383)	3,383
	(Note 9)
		(3,383)	3,381	(3,383)	3,383

	Reconciliation of effective tax rate

		Group		Company
		2005	2004	2005	2004
		RM	RM	RM	RM

	Profit before taxation	1,846,113	809,244	1,851,491	809,244

	Income tax using Malaysia	516,911	186,589	518,417	183,640
	tax rates
	Non-deductible expenses	24,032	13,339	20,073	13,339
	Tax allowance utilised during	(10,877)	(93,829)	(8,424)	(90,880)
	the year
	Tax exempt income	(530,066)	(106,099)	(530,066)	(106,099)
	Overprovision in previous year	-	(2)		-
	Transfer to deferred tax	(3,383)	3,383	(3,383)	3,383
	(Note 9)
	Tax expense	(3,383)	3,381	(3,383)	3,383

Subject to agreement by the Inland Revenue Board, the Company has approximately RM270,792 (2004: RM15,523) tax exempt income available for distribution as tax exempt dividends, subject to the availability of unappropriated retained profits.

Company No.: 554302 – M

13.	DIVIDEND

		Group and Company
		2005	2004
		RM	RM

	71.43% tax exempt dividend, on 700,000 ordinary	-	500,000
	shares, declared and paid on 29 December 2004

	Interim
	142.86% tax exempt dividend, on 700,000 ordinary	1,000,000	-
	shares, declared and paid on 28 December 2005
	114.28% tax exempt dividend, on 700,000 ordinary	800,000	-
	shares, declared and paid on 30 December 2005
		1,800,000	500,000

14.	CASH AND CASH EQUIVALENTS
		Group		Company
		2005	2004	2005	2004
		RM	RM	RM	RM
	Cash and bank balances	88,990	159,682	88,990	158,357
	Cash and cash equivalents	88,990	159,682	88,990	158,357

15.	STAFF COSTS
				Company
				2005	2004
				RM	RM
	Staff costs			445,397	648,891
	Number of staff at end of the year			7	12

Included in staff costs of the Company are salaries and allowances, directors' remuneration, bonus, contribution to employees' provident fund and other staff related expenses.

Company No.: 554302 – M

16.	COMPARATIVES

Comparative figures, if appropriate, have been reclassified to conform with current year's presentation.

17.	FINANCIAL INSTRUMENTS

	(a)	Financial Risk Management Objectives and Policies

The Company's and the Group's financial risk management framework seeks to ensure that adequate financial resources are available for the development of the Company's and of the Group's business whilst minimising the Company's and the Group's exposure to risks and or costs associated with financing, investing and opearting activities..

	(b)	Credit Risk

Credit risks are minimised and controlled via strict monitoring of the credit terms extended and ageing of trade receivables on a regular basis via management reporting procedure.

	(c)	Liquidity Risk

Liquidity risk is defined as the risk of being unable to fulfill its current or future payment obligations in full and at the due dates.

	(d)	Foreign Exchange Risk

The Group's and the Company's exposure to foreign currency exchange risk is negligible given that the vast majority of the exposure are in Ringgit Malaysia.

	(e)	Cash Flow Risk

The Group and the Company review its cash flow position regularly to manage its exposure to fluctuations in future cash flows associated with its monetary financial instruments.

	(f)	Fair Value

The carrying amounts of the financial instruments in the balance sheet approximate their fair value.

18.	AUTHORISATION FOR ISSUE OF FINANCIAL STATEMENTS

The financial statements of the Company were authorised for issue by the Board of Directors on 12 JUN 2006.

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

DETAILED INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2005

	2005	2004
	RM	RM

REVENUE	3,367,785	1,601,057
LESS: COST OF SALES
Purchases	564,500	-

GROSS PROFIT	2,803,285	1,601,057

LESS: OPERATING EXPENSES
OPERATING AND ADMINISTRATIVE EXPENSES	951,794	802,342

PROFIT BEFORE TAXATION	1,851,491	798,715

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED 31 DECEMBER 2005

	2005	2004
	RM	RM
OPERATING AND ADMINISTRATIVE EXPENSES
Advertisement	815	4,309
Ang pow	5,500	-
Audit fee	4,800	3,300
Bank charges	179	75
Bonus	11,000	-
Courier charges	1,353	516
Depreciation	28,912	36,640
Directors' remuneration	90,000	180,000
Donation and gift	20,374	-
E.P.F. contributions	57,970	89,231
Electricity and water	9,579	9,888
Entertainment	17,673	-
Insurance and road tax	10,847	4,483
Medical fee	926	589
Newspaper	363	531
Office expenses	2,677	-
Office refreshment	2,918	-
Petrol, parking and toll	11,561	12,135
Printing and stationery	3,376	1,888
Professional fee	1,257	7,000
Provision for doubtful debts - general	162,175	-
Purchase of software	-	8,000
Rental of office equipment	3,250	3,000
Rental of premises	32,400	32,400
Salaries, allowance and overtime	276,802	367,687
Secretarial and filing fee	1,815	1,530
Service tax	308	231
SOCSO contribution	3,713	3,756
Software and hardware maintenance	3,629	2,405
Staff welfare	3,885	6,886
Stamp duty	-	4,000
Subscription fee	6,466	-

(For management purposes only)

Company No.: 554302 – M

CARDTREND SYSTEMS SDN. BHD.
(Incorporated in Malaysia)

SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED 31 DECEMBER 2005

	2005	2004
	RM	RM

OPERATING AND ADMINISTRATIVE EXPENSES
Tax fee	1,900	1,690
Telephone and fax charges	43,728	14,883
Training fee	625	-
Travelling and accommodation	118,687	200
Upkeep of motor vehicle	10,331	2,310
Upkeep of premises	-	2,779

	951,794	802,342

(For management purposes only)